ELEVENTH AMENDMENT
                                       TO
                     REVOLVING CREDIT AND SECURITY AGREEMENT




                  ELEVENTH AMENDMENT ("Eleventh Amendment") dated as of March 21, 1997 to Revolving Credit and Security Agreement dated as of May 13, 1994 (as amended and waived to the dated hereof and as may be further amended, supplemented, modified or waived from time to time, the "Loan Agreement") by and among ALLSTATE FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia ("Borrower"), IBJ SCHRODER BANK & TRUST COMPANY ("IBJS"), the other lenders party to the Loan Agreement (IBJS, and each of the other lenders which may now or in the future be a party to the Loan Agreement, the "Lenders") and IBJS, as agent for the Lenders (IBJS, in such capacity, the "Agent").


                                   BACKGROUND


                  Borrower has requested that Agent and Lenders amend certain provisions of the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan
Agreement.

                  2. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                  (a) The definition of "MAXIMUM ADDITIONAL EQUIPMENT VALUE ADVANCE AMOUNT" appearing in Section 1.2 of the Loan Agreement is hereby amended by deleting the date "April 1, 1996" appearing therein and inserting in lieu thereof the date "May 13, 1997".

                  (b) Section 2.2(A) of the Loan Agreement is hereby amended by deleting the date "March 31, 1997" appearing therein and inserting in lieu thereof the date "May 13, 1997".

                  3. CONDITIONS OF EFFECTIVENESS. This Eleventh Amendment shall become effective as of the date first above written (the "Eleventh Amendment Effective Date") upon receipt by Agent of


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a copy of this Eleventh Amendment duly executed by Borrower and each Lender and consented to by each of the Guarantors.

                  4.       REPRESENTATIONS AND WARRANTIES.   Borrower hereby
represents and warrants as of the Eleventh Amendment Effective Date as follows:

                  (a) This Eleventh Amendment and the Loan Agreement, as amended and waived hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (b) After giving effect to this Eleventh Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and the Security Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Eleventh Amendment Effective Date.

                  (c) No Event of Default or Default has occurred and is continuing or would exist, in each case, after giving effect to this Eleventh Amendment.

                  (d) Borrower has no defense, counterclaim or offset to the Obligations.

                  5.       EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended hereby, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Eleventh Amendment shall not operate as a waiver of any right, power or remedy of Agent and Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                  6. GOVERNING LAW. This Eleventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.



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                  7.       HEADINGS.        Section headings in this Eleventh
Amendment are included herein for convenience of reference only and shall not constitute a part of this Eleventh Amendment for any other purpose.

                  8. COUNTERPARTS; TELECOPY SIGNATURES. This Eleventh Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and
the  same  instrument.   Any  signature   delivered  by  a  party  by  facsimile
transmission shall be deemed to be an original signature hereto.

                  IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Eleventh Amendment as of the day and year first above written.

                            IBJ SCHRODER BANK & TRUST
                          COMPANY, as Agent and Lender


                       By
                         Name:
                         Title:

                       NATIONAL BANK OF CANADA, a
                       Lender


                       By
                         Name:
                         Title:


                       By
                         Name:
                         Title:



                       ALLSTATE FINANCIAL CORPORATION


                       By
                         Name:           Craig Fishman
                         Title:          President





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CONSENTED AND AGREED TO:

LIFETIME OPTIONS, INC., A
VIATICAL SETTLEMENT COMPANY


By
  Name:           Craig Fishman
  Title:          President

PREMIUM SALES NORTHEAST, INC.



By
  Name:           Craig Fishman
  Title:          President

SETTLEMENT SOLUTIONS, INC.



By
  Name:           Craig Fishman
  Title:          President

RECEIVABLE FINANCING CORPORATION


By
  Name:           Craig Fishman
  Title:          President

BUSINESS FUNDING OF FLORIDA, INC.


By
  Name:           Craig Fishman
  Title:          President

BUSINESS FUNDING OF AMERICA, INC.


By
  Name:           Craig Fishman
  Title:          President

AFC HOLDING CORPORATION


By
  Name:           Craig Fishman
  Title:          President